Exhibit 99.1

MODEL N ANNOUNCES FIRST QUARTER OF

FISCAL YEAR 2018 FINANCIAL RESULTS

San Mateo, CA – Model N, Inc., (NYSE: MODN), the leading provider of cloud-based Revenue Management solutions to life sciences, technology and manufacturing companies, today announced financial results for the first quarter, which ended December 31, 2017.

“Model N exceeded both revenue and profitability guidance and started fiscal year 2018 with record SaaS and Maintenance revenues, which is a testament to the progress we have made in transitioning our business model to SaaS.” said Zack Rinat, Founder, Chairman and Chief Executive Officer of Model N. “We are committed to completing the transformation of Model N to a 100% SaaS business model.”

First Quarter 2018 Financial Highlights:

•

Revenues: SaaS and maintenance revenues were $32.3 million compared to $22.6 million for the first quarter of fiscal 2017. Total revenues were $39.1 million after the $0.6 million deferred revenue adjustment related to the purchase accounting for the Revitas acquisition, compared to $28.1 million for the first quarter of fiscal 2017. Revenues in the first quarter of fiscal 2017 do not reflect the Revitas acquisition, which closed in January 2017.

•

Gross Profit: Gross profit was $22.3 million compared to $14.2 million for the first quarter of fiscal 2017. Gross margins were 57% compared to 51% for the first quarter of fiscal 2017.  Non-GAAP gross profit was $23.9 million, compared to $15.0 million for the first quarter of fiscal 2017. Non-GAAP gross margins were 60% compared to 53% for the first quarter of fiscal 2017.

•

(Loss) income from operations: GAAP loss from operations was $(4.0) million compared to a GAAP loss from operations of $(7.7) million for the first quarter of fiscal 2017.  Non-GAAP income from operations was $2.0 million compared to a Non-GAAP loss from operations of $(4.2) million for the first quarter of fiscal 2017.

•

Net loss: GAAP net loss was $(5.3) million compared to net loss of $(7.6) million for the first quarter of fiscal 2017. GAAP basic and diluted net loss per share attributable to common stockholders was $(0.18) based upon weighted average shares outstanding of 29.4 million, as compared to net loss per share of $(0.27) for the first quarter of fiscal 2017 based upon weighted average shares outstanding of 28.0 million.

•

Non-GAAP net income (loss): Non-GAAP net income was $0.8 million as compared to Non-GAAP net loss of $(4.1) million for the first quarter of fiscal 2017. Non-GAAP net income per share was $0.03 based upon weighted average shares outstanding of 29.4 million, as compared to Non-GAAP net loss per share of $(0.15) for the first quarter of fiscal 2017 based upon weighted average shares outstanding of 28.0 million.

•	Adjusted EBITDA: Adjusted EBITDA was $2.9 million compared to $(3.5) million for the first quarter of fiscal 2017.

Use of Non-GAAP Financial Measures

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial tables included in this press release.

Guidance:

As of February 6, 2018, we are providing guidance for the second quarter of fiscal 2018 and the full fiscal year ending September 30, 2018.

(in $ millions, except per share outlook)	Second Quarter Fiscal 2018	Full Year Fiscal 2018
Total GAAP Revenues	38.0 – 38.5	149.0 – 151.0
Non-GAAP income from operations	0.0 – 0.5	2.8 – 4.8
Non-GAAP net loss per share	(0.05) – (0.03)	(0.10) – (0.03)
Adjusted EBITDA	1.0 – 1.5	6.0 – 8.0

Quarterly Results Conference Call

Model N will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the company’s financial results for the first quarter, which ended December 31, 2017. The conference call can be accessed by dialing (877) 407-4018 from the United States or (201) 689-8471 internationally with reference to the company name and conference title, and a live webcast and replay of the conference call can be accessed from the investor relations page of Model N’s website at investor.modeln.com. Following the completion of the call through 11:59 p.m. ET on February 13, 2018, a telephone replay will be available by dialing (844) 512-2921 from the United States or (412) 317-6671 internationally with recording access code 13675184.

About Model N

Model N is the leader in revenue management solutions. Driving mission critical business processes such as configure, price and quote (CPQ), contract and rebate management, business intelligence, and regulatory compliance, Model N solutions transform the revenue lifecycle from a series of disjointed operations into a strategic end-to-end process. With deep industry expertise, Model N supports the complex business needs of the world’s leading brands in life sciences, technology and manufacturing across more than 120 countries, including Johnson & Johnson, AstraZeneca, Boston Scientific, Novartis and Microchip Technology. For more information, visit www.modeln.com

Model N® is the registered trademark of Model N, Inc. Any other company names mentioned are the property of their respective owners and are mentioned for identification purposes only.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Model N’s second quarter and full year fiscal year 2018 revenue and other financial results as well as outlook for fiscal year 2018 and future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) delays in closing customer contracts; (ii) our ability to improve and sustain our sales execution; (iii) the timing of new orders and the associated revenue recognition; (iv) adverse changes in general economic or market conditions; (v) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (vi) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by our competitors; (vii) our ability to manage our growth effectively; and (viii) acceptance of our applications and services by customers; (ix) success of new products; (x) the risk that the strategic initiatives that we may pursue will not result in significant future revenues; (xi) changes in health care regulation and policy and tax in the United States and worldwide; and (xii) our ability to retain customers, and (xiii) acquisition-related risks from our acquisition of Revitas. Further information on risks that could affect Model N’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our most recent quarterly report on Form 10-Q and our annual report on Form 10-K for the fiscal year ended September 30, 2017, and any current reports on Form 8-K that we may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Non-GAAP Financial Measures

We have provided in this release financial information that has not been prepared in accordance with accounting standards generally accepted in the United States of America (“GAAP”). We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures below. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Our reported results include certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net loss, non-GAAP net (loss) income per share, and adjusted EBITDA. Non-GAAP gross profit excludes stock-based compensation expense, acquisition & integration related expenses, deferred revenue adjustment and amortization of intangible assets. Non-GAAP loss from operations and non-GAAP net loss exclude stock-based compensation expense, amortization of intangible assets,  and acquisition & integration related expenses, deferred revenue adjustment and valuation allowance resulting from Revitas acquisition as they are often excluded by other companies to help investors understand the operational performance of their business and, in the case of stock-based compensation, can be difficult to predict and therefore we have not provided a reconciliation of forecasted Non-GAAP results with GAAP. In addition, stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price.  Adjusted EBITDA is defined as net loss, adjusted depreciation and amortization, stock-based compensation expense, acquisition & integration related expenses, deferred revenue adjustment, interest (income) expense, net, and other (income) expenses, net, and provision (benefit) for income taxes.  Reconciliation tables are provided in this press release.

Investor Relations Contact:

ICR for Model N
Staci Mortenson, 650-610-4998

investorrelations@modeln.com

Media Contact:

pr@modeln.com

Model N Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	As of	As of
	December 31,	September 31,
	2017	2017
Assets
Current assets:
Cash and cash equivalents	$48,324	$57,558
Accounts receivable, net	38,679	24,784
Prepaid expenses	2,800	3,733
Other current assets	1,202	1,013
Total current assets	91,005	87,088
Property and equipment, net	3,823	4,611
Goodwill	39,283	39,283
Intangible assets, net	38,738	40,156
Other assets	1,104	798
Total assets	$173,953	$171,936
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$4,240	$3,002
Accrued employee compensation	9,143	14,996
Accrued liabilities	4,028	4,979
Deferred revenue, current portion	57,135	49,186
Long term debt, current portion	4,831	4,753
Total current liabilities	79,377	76,916
Long-term liabilities:
Long term debt	52,610	52,452
Other long-term liabilities	1,266	1,307
Total long-term liabilities	53,876	53,759
Total liabilities	133,253	130,675
Stockholders' equity:
Common Stock	4	4
Preferred Stock	—	—
Additional paid-in capital	221,639	217,052
Accumulated other comprehensive loss	(393)	(502)
Accumulated deficit	(180,550)	(175,293)
Total stockholders' equity	40,700	41,261
Total liabilities and stockholders' equity	$173,953	$171,936

Model N Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended December 31,
	2017	2016
Revenues:
SaaS and maintenance	$32,323	$22,640
License and implementation	6,744	5,423
Total revenues	39,067	28,063
Cost of Revenues:
SaaS and maintenance	13,024	10,208
License and implementation	3,785	3,614
Total cost of revenues	16,809	13,822
Gross profit	22,258	14,241
Operating Expenses:
Research and development	9,068	5,975
Sales and marketing	8,492	8,734
General and administrative	8,731	7,185
Total operating expenses	26,291	21,894
Loss from operations	(4,033)	(7,653)
Interest expense (income), net	1,423	(33)
Other expenses (income), net	125	(154)
Loss before income taxes	(5,581)	(7,466)
(Benefit) provision for income taxes	(324)	134
Net loss	$(5,257)	$(7,600)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.18)	$(0.27)
Weighted average number of shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	29,401	28,008

Model N Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended December 31,
	2017	2016
Cash Flows From Operating Activities:
Net loss	$(5,257)	$(7,600)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	2,265	1,094
Stock-based compensation	4,036	1,895
Amortization of debt discount and issuance cost	236	—
Other non-cash charges	(491)	49
Changes in assets and liabilities, net of acquisition:
Accounts receivable	(13,846)	655
Prepaid expenses and other assets	363	843
Deferred cost of implementation services	191	701
Accounts payable	1,216	591
Accrued employee compensation	(5,896)	(898)
Other accrued and long-term liabilities	(703)	(1,298)
Deferred revenue	8,145	(4,261)
Net cash used in operating activities	(9,741)	(8,229)
Cash Flows From Investing Activities:
Purchases of property and equipment, net	(60)	(194)
Capitalization of software development costs	—	(275)
Cash held in escrow for acquisition	—	(5,000)
Net cash used in investing activities	(60)	(5,469)
Cash Flows From Financing Activities:
Proceeds from exercise of stock options	552	17
Net cash provided by financing activities	552	17
Effect of exchange rate changes on cash and cash equivalents	15	(22)
Net decrease in cash and cash equivalents	(9,234)	(13,703)
Cash and cash equivalents
Beginning of period	57,558	66,149
End of period	$48,324	$52,446

Model N Inc.
Reconciliation of GAAP to Non-GAAP Operating Results
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,
	2017	2016
Reconciliation from GAAP net loss to adjusted EBITDA:
GAAP net loss:	$(5,257)	$(7,600)
Reversal of non-GAAP items:
Stock-based compensation expense	4,036	1,895
Depreciation and amortization	2,265	1,094
Deferred revenue adjustment	627	—
Acquisition and integration related costs	—	1,202
Interest expense (income), net	1,423	(33)
Other expenses (income), net	125	(154)
(benefit) provision for income taxes	(324)	134
Adjusted EBITDA	$2,895	$(3,462)

	Three Months Ended December 31,
	2017	2016
Reconciliation from GAAP revenue to revenue before deferred revenue adjustment:
GAAP revenue:	$39,067	$28,063
Deferred revenue adjustment (d)	627	—
Revenue before deferred revenue adjustment	$39,694	$28,063

	Three Months Ended December 31,
	2017	2016
Reconciliation from GAAP gross profit to non-GAAP gross profit:
GAAP gross profit:	$22,258	$14,241
Reversal of non-GAAP expenses:
Stock-based compensation (a)	570	480
Amortization of intangible assets (b)	476	255
Acquisition and integration related expenses (c)	—	21
Deferred revenue adjustment (d)	627	—
Non-GAAP gross profit	$23,931	$14,997
Percentage of revenue before deferred revenue adjustment	60.3%	53.4%

	Three Months Ended December 31,
	2017	2016
Reconciliation from GAAP loss from operations to non-GAAP loss from operations:
GAAP net loss from operations:	$(4,033)	$(7,653)
Reversal of non-GAAP expenses:
Stock-based compensation (a)	4,036	1,895
Amortization of intangible assets (b)	1,418	364
Acquisition and integration related expenses (c)	—	1,202
Deferred revenue adjustment (d)	627	—
Non-GAAP income (loss) from operations	$2,048	$(4,192)

	Three Months Ended December 31,
	2017	2016
Numerator:
Reconciliation between GAAP and non-GAAP net loss:
GAAP net loss:	$(5,257)	$(7,600)
Reversal of non-GAAP expenses:
Stock-based compensation (a)	4,036	1,895
Amortization of intangible assets (b)	1,418	364
Acquisition and integration related expenses (c)	—	1,202

Deferred revenue adjustment (d)	627	—
Non-GAAP net income (loss) attributable to Model N Inc. common stockholders	$824	$(4,139)
Denominator:
Reconciliation between GAAP and non-GAAP net loss per share attributable to Model N Inc. common stockholders:
Weighted average number of shares used in computing GAAP dilutive net loss per share	29,401	28,008
GAAP dilutive net loss per share attributable to Model N Inc. common stockholders	$(0.18)	$(0.27)
Non-GAAP net income (loss) per share attributable to Model N Inc. common stockholders	0.03	(0.15)

	Three Months Ended December 31,
	2017	2016
Amortization of intangibles assets recorded in the statement of operations:
Cost of revenues:
SaaS and maintenance	$476	$255
License and implementation	—	—
Total amortization of intangibles assets in cost of revenue (b)	476	255
Operating expenses:
Research and development	—	—
Sales and marketing	942	109
General and administrative	—	—
Total amortization of intangibles assets in operating expense (b)	942	109
Total amortization of intangibles assets (b)	$1,418	$364

	Three Months Ended December 31,
	2017	2016
Stock-based compensation recorded in the statement of operations:
Cost of revenues:
SaaS and maintenance	$278	$246
License and implementation	292	234
Total stock-based compensation in cost of revenue (a)	570	480
Operating expenses:
Research and development	657	404
Sales and marketing	871	553
General and administrative	1,938	458
Total stock-based compensation in operating expense (a)	3,466	1,415
Total stock-based compensation (a)	$4,036	$1,895

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, Model N uses non-GAAP measures of adjusted EBITDA, gross profit, loss from operations, net loss, weighted average shares outstanding and net loss per share, which are adjusted to exclude certain legal expenses, Channel Insight and Revitas acquisition related costs, deferred revenue adjustment and valuation allowance resulting from Revitas acquisition, stock-based compensation expense, amortization of intangible assets and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Model N’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

While a large component of our expenses incurred in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a) Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. Stock-based compensation is a non-cash item. We believe that the exclusion of stock-based compensation expense provides for a better comparison of our operating results to prior periods and to our peer companies.

(b) Amortization of intangible assets resulted principally from acquisitions. Intangible asset amortization is a non-cash item. As such, we believe exclusion of these expenses provides for a better comparison of our operation results to prior periods and to our peer companies.

(c) In January 2017, we acquired Revitas, as part of the acquisition we incurred certain non-recurring integration costs. We believe that exclusion of these acquisition related adjustments and costs provides for a better comparison of our operation results to prior periods and to our peer companies.

(d) Represents deferred revenue adjustment resulting from purchase price accounting that is related to the Revitas acquisition and is a non-cash item. As such, we believe exclusion of these expenses provides for a better comparison of our operation results to prior periods and to our peer companies.